                                                                    Exhibit 99.1

                                AMERICREDIT CORP.

                         COMPOSITION OF THE RECEIVABLES
                               2005-1 INITIAL CUT
                                     4/6/05*

                                                 New                       Used                 Total
                                        ----------------------    ----------------------    ----------------
Aggregate Principal Balance (1)              $  240,945,336.49         $  554,810,662.43    $ 795,755,998.92

Number of Receivables in Pool                           11,406                    37,824              49,230

Percent of Pool by Principal Balance                     30.28%                    69.72%             100.00%

Average Principal Balance                    $       21,124.44         $       14,668.22    $      16,164.05
  Range of Principal Balances           ($277.37 to $64,795.72)   ($291.09 to $77,130.66)

Weighted Average APR (1)                                 15.05%                    17.52%              16.77%
  Range of APRs                               (1.40% to 25.00%)        (3.40%% to 29.95%)

Weighted Average Remaining Term                             66                        60                  62
  Range of Remaining Terms                     (3 to 72 months)          (3 to 72 months)

Weighted Average Original Term                              68                        62                  64
  Range of Original Terms                     (24 to 72 months)         (24 to 72 months)

----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE

                       Aggregate Principal
                      Balance as of Cutoff    Percent of Aggregate     Number of    Percent of Number of
   APR Range (1)              Date            Principal Balance (2)   Receivables      Receivables (2)
------------------    --------------------    ---------------------   -----------   --------------------
      1.000%-1.999%   $         268,986.09              0.03%                  12            0.02%
      2.000%-2.999%             391,050.20              0.05%                  16            0.03%
      3.000%-3.999%             599,024.56              0.08%                  25            0.05%
      4.000%-4.999%           1,114,397.16              0.14%                  48            0.10%
      5.000%-5.999%           1,082,826.17              0.14%                  49            0.10%
      6.000%-6.999%           1,557,588.92              0.20%                  73            0.15%
      7.000%-7.999%           1,672,707.81              0.21%                  74            0.15%
      8.000%-8.999%           6,177,813.63              0.78%                 307            0.62%
      9.000%-9.999%          24,012,447.40              3.02%               1,187            2.41%
    10.000%-10.999%          32,718,226.14              4.11%               1,657            3.37%
    11.000%-11.999%          27,053,773.19              3.40%               1,406            2.86%
    12.000%-12.999%          41,092,890.58              5.16%               2,182            4.43%
    13.000%-13.999%          38,796,820.63              4.88%               2,030            4.12%
    14.000%-14.999%          51,105,190.91              6.42%               2,758            5.60%
    15.000%-15.999%          63,591,468.26              7.99%               3,541            7.19%
    16.000%-16.999%          79,926,496.51             10.04%               4,548            9.24%
    17.000%-17.999%         110,663,294.29             13.91%               6,901           14.02%
    18.000%-18.999%         122,044,219.66             15.34%               7,940           16.13%
    19.000%-19.999%          82,909,560.92             10.42%               5,869           11.92%
    20.000%-20.999%          53,768,777.02              6.76%               4,031            8.19%
    21.000%-21.999%          40,016,689.71              5.03%               3,167            6.43%
    22.000%-22.999%           9,105,253.59              1.14%                 786            1.60%
    23.000%-23.999%           3,899,171.10              0.49%                 388            0.79%
    24.000%-24.999%           1,847,562.03              0.23%                 193            0.39%
    25.000%-25.999%             225,196.94              0.03%                  28            0.06%
    26.000%-26.999%              25,994.72              0.00%                   4            0.01%
    27.000%-27.999%              55,832.58              0.01%                   5            0.01%
    28.000%-28.999%              11,912.74              0.00%                   2            0.00%
    29.000%-29.999%              20,825.46              0.00%                   3            0.01%
                      --------------------    ---------------------   -----------   --------------------
TOTAL                 $     795,755,998.92            100.00%              49,230          100.00%
                      ====================    =====================   ===========   ====================

----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)     Percentages may not add to 100% because of rounding.

* RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.

                                AMERICREDIT CORP.

        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                               2005-1 INITIAL CUT
                                     4/6/05*

                       Aggregate Principal
                      Balance as of Cutoff    Percent of Aggregate     Number of    Percent of Number of
      State                 Date (1)          Principal Balance (2)   Receivables      Receivables (2)
------------------    --------------------    ---------------------   -----------   --------------------
Alabama               $      14,426,070.11              1.81%                 921            1.87%
Arizona                      13,529,981.83              1.70%                 841            1.71%
Arkansas                      6,758,806.22              0.85%                 415            0.84%
California                   88,116,523.31             11.07%               4,603            9.35%
Colorado                      8,807,355.34              1.11%                 546            1.11%
Connecticut                   6,002,744.47              0.75%                 397            0.81%
Delaware                      3,333,390.98              0.42%                 207            0.42%
District of Columbia          1,261,569.44              0.16%                  73            0.15%
Florida                      90,680,007.51             11.40%               5,402           10.97%
Georgia                      27,580,383.62              3.47%               1,693            3.44%
Hawaii                        3,762,543.29              0.47%                 204            0.41%
Idaho                         1,360,509.77              0.17%                  91            0.18%
Illinois                     31,090,214.93              3.91%               2,062            4.19%
Indiana                      15,304,810.41              1.92%               1,057            2.15%
Iowa                          3,930,080.37              0.49%                 260            0.53%
Kansas                        4,132,678.09              0.52%                 275            0.56%
Kentucky                     12,806,439.73              1.61%                 875            1.78%
Louisiana                    13,387,850.76              1.68%                 820            1.67%
Maine                         5,036,654.84              0.63%                 326            0.66%
Maryland                     17,461,834.07              2.19%               1,068            2.17%
Massachusetts                11,320,236.05              1.42%                 718            1.46%
Michigan                     18,524,002.31              2.33%               1,256            2.55%
Minnesota                     7,002,513.43              0.88%                 471            0.96%
Mississippi                  10,926,493.26              1.37%                 654            1.33%
Missouri                     12,035,216.15              1.51%                 793            1.61%
Nebraska                      2,323,799.06              0.29%                 167            0.34%
Nevada                       12,359,173.08              1.55%                 630            1.28%
New Hampshire                 4,176,098.98              0.52%                 273            0.55%
New Jersey                   17,173,494.14              2.16%               1,036            2.10%
New Mexico                    7,070,979.33              0.89%                 428            0.87%
New York                     27,330,125.34              3.43%               1,852            3.76%
North Carolina               24,670,502.44              3.10%               1,494            3.03%
Ohio                         39,139,646.74              4.92%               2,752            5.59%
Oklahoma                      7,736,537.90              0.97%                 502            1.02%
Oregon                        6,588,109.89              0.83%                 421            0.86%
Pennsylvania                 38,225,998.87              4.80%               2,560            5.20%
Rhode Island                  1,280,846.83              0.16%                  87            0.18%
South Carolina                9,756,921.38              1.23%                 603            1.22%
Tennessee                    14,969,519.80              1.88%               1,020            2.07%
Texas                        92,655,036.36             11.64%               5,465           11.10%
Utah                          3,925,920.98              0.49%                 262            0.53%
Vermont                       1,814,240.81              0.23%                 123            0.25%
Virginia                     20,179,360.78              2.54%               1,275            2.59%
Washington                   14,516,146.33              1.82%                 838            1.70%
West Virginia                 6,636,112.89              0.83%                 449            0.91%
Wisconsin                    11,606,475.21              1.46%                 771            1.57%
Other (3)                     3,042,041.49              0.38%                 194            0.39%
                      --------------------    ---------------------   -----------   --------------------
TOTAL                 $     795,755,998.92            100.00%              49,230          100.00%
                      ====================    =====================   ===========   ====================


----------
(1)     Aggregate Principal Balances include some portion of accrued interest.
(2)     Percentages may not add to 100% because of rounding.
(3)     States with aggregate principal balances less than $1,000,000.

* RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.